UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14a

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement		(as permitted by Rule 14A-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to (S) 240.14a-12

OPNET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 13, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPNET Technologies, Inc. (the “Company”) will be held at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Tuesday, September 13, 2005 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	To elect two Class II directors for a three-year term extending until the 2008 Annual Meeting of Stockholders;

2.	To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2006; and

3.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.

Holders of record of the Company’s Common Stock at the close of business on July 22, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of the Company’s stockholders is open for examination to any stockholder at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814 and will be available at the Annual Meeting.

A copy of the Company’s Annual Report for the year ended March 31, 2005, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

By Order of the Board of Directors,

/s/ Marc A. Cohen
Marc A. Cohen Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

July 28, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 13, 2005

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of OPNET Technologies, Inc., a Delaware corporation (the “Company”), of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on September 13, 2005 at 10:00 a.m., local time, and at any adjournments thereof (the “Annual Meeting”).

All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

The Board of Directors has fixed July 22, 2005 as the record date (the “Record Date”) for determining holders of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), who are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 20,310,052 shares of Common Stock. Each share of Common Stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy Card and the Company’s Annual Report for the year ended March 31, 2005 (“fiscal 2005”) are first being sent or given to stockholders on or about August 17, 2005.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Company’s Annual Report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or telephone number: OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland, telephone: (240) 497-3000, Attention: Investor Relations. If you want to receive separate copies of the Company’s Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

Votes Required

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast on the matter is required for the election of the Class II directors. The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the ratification of the appointment of the auditors) that require the affirmative vote of a certain percentage of the votes cast or the shares voting on the matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 22, 2005 by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock;

•	each director and nominee for director of the Company;

•	each of the executive officers of the Company; and

•	all executive officers, directors and nominees for director of the Company as a group.

Except as set forth herein, the business address of the named beneficial owner is c/o OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland 20814 and each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of Common Stock as owned by such person or entity.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
William Blair & Company, L.L.C. 222 West Adams Street Chicago, IL 60606 (2)	2,597,482	12.8%

Goldman Sachs Asset Management, L.P. 32 Old Slip Road New York, NY 10005 (3)	1,679,355	8.3%

Marc A. Cohen (4)	2,804,858	13.7%

Alain J. Cohen (5)	4,696,253	23.0%

Mel F. Wesley (6)	2,500	*

Steven G. Finn, PhD (7)	90,000	*

Ronald W. Kaiser (8)	25,000	*

William F. Stasior (9)	115,000	*

All executive officers, directors and the nominee for director, as a group (6 persons) (10)	7,733,611	37.2%

*	Less than 1%.
(1)	The number of shares beneficially owned by each director, nominee for director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after July 22, 2005 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

(2)	The address and number of shares of Common Stock beneficially owned by William Blair & Company, L.L.C. is based solely on Form 13G/A filed with the SEC on January 10, 2005, which reports sole power to vote and dispose of all shares stated in the table above.
(3)	The address and number of shares of Common Stock beneficially owned by Goldman Sachs Asset Management, L.P. is based solely on Form 13G filed with the SEC on February 7, 2005.
(4)	Includes 212,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.
(5)	Includes 75,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.
(6)	Includes 2,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.
(7)	Includes 70,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.
(8)	Includes 25,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.
(9)	Includes 77,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.
(10)	Includes 462,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 22, 2005.

PROPOSAL 1—ELECTION OF CLASS II DIRECTORS

The Company has a classified Board of Directors currently consisting of one Class I director, two Class II directors and two Class III directors. The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2007, 2005 and 2006, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The persons named in the enclosed proxy will vote to elect Alain J. Cohen and Steven G. Finn as the Class II directors, unless authority to vote for Mr. Cohen or Dr. Finn is withheld by marking the proxy to that effect. The Class II directors will be elected to hold office until the 2008 annual meeting of stockholders (subject to the election and qualification of his successor and to their earlier death, resignation or removal).

Mr. Cohen and Dr. Finn have indicated their willingness to serve, if elected, but if either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that Mr. Cohen or Dr. Finn will be unable to serve if elected.

For each member of the Board of Directors whose term of office as a director continues after the Annual Meeting, including Mr. Cohen and Dr. Finn, there follows information given by that director concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, nominees for director and executive officers of the Company, except that Marc A. Cohen and Alain J. Cohen are brothers. Information with respect to the number of shares of Common Stock beneficially owned by each director and the nominee for director, directly or indirectly, as of July 22, 2005 appears under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Terms Expiring in 2008 (Class II Directors)

Alain J. Cohen, one of the Company’s founders, is 38 years old and has served as the Company’s President and Chief Technology Officer and as a member of the Board of Directors since the Company’s inception in 1986. Mr. Cohen received a bachelor’s degree in electrical engineering from the Massachusetts Institute of Technology (“M.I.T.”).

Dr. Steven G. Finn is 59 years old and has served as a member of the Board of Directors since March 1998. Dr. Finn has been a principal research scientist and lecturer at M.I.T. since 1991. Dr. Finn has also served as a consultant with Matrix Partners, a venture capital firm, since 1991.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES LISTED ABOVE.

Director Whose Term Expires in 2007 (Class I Director)

Ronald W. Kaiser is 51 years old and has served as a member of the Board of Directors since October 2003. Since March 2005, Mr. Kaiser has served as Vice President and Chief Financial Officer of PharmAthene, Inc, a privately held bio-defense company. Mr. Kaiser served as Chief Financial Officer, Treasurer and Secretary of Air Cargo, Inc., a privately held provider of United States and European cargo transportation logistics from February 2003 through March 2005. Air Cargo filed for Chapter 11 bankruptcy on December 7, 2004. Mr. Kaiser served as Chief Financial Officer and Treasurer of OTG Software, Inc. (“OTG”) from June 1998 until the sale of OTG to Legato Systems, Inc. in May 2002. OTG was a publicly traded corporation that provided online data storage and data access software solutions for business applications, email management and related services. From April 1998 to June 1998, Mr. Kaiser was an employee of Network Associates, Inc., an internet security company, following the acquisition of Trusted Information Systems, Inc. by Network Associates, Inc. From May 1996 to April 1998, Mr. Kaiser served as the Chief Financial Officer of Trusted Information Systems, Inc., an information security company.

Directors Whose Terms Expire in 2006 (Class III Directors)

Marc A. Cohen, one of the Company’s founders, is 42 years old and has served as the Chairman of the Board since the Company’s inception in 1986 and as the Company’s Chief Executive Officer since 1994. From 1986 to 1992, Mr. Cohen was also a consultant with Booz Allen Hamilton Inc. (“Booz Allen”), an international management and consulting company. Mr. Cohen received a bachelor’s degree in engineering science from Harvard University and a master’s degree in electrical engineering from Stanford University. Mr. Cohen also serves as a Trustee and as a member of the Board of Directors of the Dana Farber Cancer Institute in Boston, Massachusetts.

William F. Stasior is 64 years old and has served as a member of the Board of Directors since March 1998. Since October 1999, he has served as senior chairman of Booz Allen. From 1991 to 1999, he served as Chairman and Chief Executive Officer of Booz Allen. Mr. Stasior currently serves on the Board of Directors of SkyTerra Communications, Inc., a telecommunications service provider.

Board Determination of Independence

Under NASDAQ rules that become applicable to the Company on the date of the Annual Meeting, a director of the Company will only qualify as an “independent director” if, in the opinion of the Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of Dr. Finn, Mr. Kaiser or Mr. Stasior has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ National Market, Inc. Marketplace Rules.

Board Meetings and Attendance

The Board of Directors met nine times (including by teleconference) during fiscal 2005. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which he then served.

Director Attendance at the Annual Meeting

The Board of Directors does not have a policy with regard to attendance by directors at annual meetings. Two of the directors attended the 2004 annual meeting of stockholders.

Board Committees

The Board of Directors has established three standing committees—Audit, Compensation, and Nominating—each of which operates under a charter that has been approved by the Board.

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the new rules of the NASDAQ National Market that became applicable to the Company on September 14, 2004 including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ National Market that apply to the Company, and otherwise satisfy NASDAQ’s eligibility requirements for Audit Committee membership. All of the members of the Nominating Committee are independent as defined by the rules of the NASDAQ National Market that apply to the Company.

The Audit Committee is currently composed of Dr. Finn and Messrs. Kaiser and Stasior. The Board has determined that Mr. Kaiser is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met ten times (including by teleconference) during fiscal 2005. The functions of the Audit Committee include:

•	appointment of the Company’s independent auditors;

•	reviewing the independence of the independent auditors;

•	reviewing the annual audit plan of the independent auditors, the results of the independent audit, and the report and recommendations of the independent auditors;

•	evaluating the adequacy of the Company’s internal financial and accounting processes and controls; and

•	reviewing with management and the independent auditors the annual and interim financial statements of the Company.

A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

The Compensation Committee, which is currently composed of Dr. Finn and Mr. Stasior, reviews executive salaries, administers the Company’s bonus, incentive compensation and stock plans and approves the salaries and other benefits of the Company’s executive officers. In addition, the Compensation Committee consults with the Company’s management regarding the Company’s benefit plans and compensation policies and practices. The Compensation Committee met twice during fiscal 2005.

The Nominating Committee is currently composed of Dr. Finn and Messrs. Kaiser and Stasior. The Nominating Committee did not meet during fiscal 2005. The function of the Nominating Committee is to recommend to the Board of Directors the persons to be nominated for elections as directors at any meeting of stockholders.

Director Candidates

The Board of Directors created a standing nominating committee and adopted a Nominating Committee Charter on September 13, 2004. The Nominating Committee consists entirely of directors who are “independent” as defined in the rules of the NASDAQ National Market that become applicable to the Company on September 14, 2004. The criteria for selecting all director nominees are specified in the charter of the Nominating Committee. In selecting director nominees for recommendation to the Board of Directors the Committee considers: i) the nominee’s reputation for integrity, honesty, and adherence to high ethical standards, ii) the nominee’s demonstrated business acumen, financial literacy, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, and iii) whether the nominee is willing and able to contribute positively to the decision-making process of the Company. A copy of the charter of the Nominating Committee is available on the “Investor Relations” section of the Company’s website at www.opnet.com.

Except where the Company is legally required to provide third parties the right to nominate directors, the Nominating Committee is responsible for recommending to the Board of Directors all nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board. Stockholders have the right under the Company’s Bylaws to directly nominate director candidates, without any action or recommendation on the part of the Board, by following the procedures set forth under “Stockholder Proposals for 2006 Annual Meeting.” Candidates nominated by stockholders in accordance with the procedures set forth in the Bylaws will not be included in the Company’s proxy card for the next annual meeting.

Communications with the Board

Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Corporate Secretary, OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, MD 20814. The Chairman of the Board, with the assistance of the Company’s Corporate Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all Company directors, officers and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted on the “Investor Relations” section of the Company’s website at www.opnet.com. The Company intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding amendments to, or waivers from, the code of business conduct and ethics by either providing such information on a Form 8-K filed with the SEC or by posting such information on the “Investor Relations” section of the Company’s website at www.opnet.com. Information contained on the website is not part of this proxy statement.

Compensation of Directors

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Prior to July 2004 non-employee directors did not receive cash compensation for serving as directors. Effective July 2004, the Company began paying non-employee directors an annual retainer of $15,000 and a fee of $1,000 per day for attending Board or Board Committee meetings in person or by telephone. No director who is an employee of the Company receives separate compensation for services rendered as a director.

The Company’s non-employee directors receive automatic annual grants of stock options pursuant to the Company’s 2000 Director Stock Option Plan. Each non-employee director will be granted an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided that he or she is serving as a director immediately following such annual meeting of stockholders. In addition, each person who becomes a non-employee director other than pursuant to election at an annual meeting of stockholders will be granted an option on the date of his or her election to the Board of Directors to purchase a number of shares of Common Stock calculated by multiplying 833 by the number of full calendar months remaining from the date of his or her initial election to the Board of Directors until the first anniversary of the prior year’s annual meeting of stockholders.

These options will have an exercise price equal to the closing price of the Common Stock on the NASDAQ National Market on the date of grant. These options will vest and become exercisable in full at the time of the next annual meeting of stockholders following their grant and will terminate on the earliest to occur of (i) the seventh anniversary of the date of grant or (ii) 30 days after the date on which the recipient ceases to serve as a director.

Compensation of Executive Officers

Summary Compensation Table

The table below sets forth, for the years ended March 31, 2005, 2004 and 2003, the total compensation earned by the Company’s Chief Executive Officer and its other executive officers.

		Annual Compensation			Long-Term Compensation Awards
Name And Principal Position	Fiscal Year	Salary		Bonus	Shares Underlying Options	All Other Compensation (1)
Marc A. Cohen	2005	$250,000		$23,000	—	$3,000
Chairman of the Board and	2004	220,000		—	48,000	3,500
Chief Executive Officer	2003	200,000		—	50,000	3,000
Alain J. Cohen	2005	250,000		23,000	—	1,750
President and Chief Technology Officer	2004	220,000		—	—	3,500
	2003	200,000		—	—	3,000
Mel. F. Wesley (2)	2005	101,500	(2)	10,000	10,000	4,625
Vice President and Chief Financial Officer
Joseph W. Kuhn (3)	2005	190,000		6,000	—	625
Former Vice President and Chief Financial Officer	2004 2003	178,750 175,000		15,000 —	10,000 10,000	3,187 3,729

(1)	Represents amounts contributed by the Company under its 401(k) plan.
(2)	Mr. Wesley was appointed as acting Chief Financial Officer on December 6, 2004 and as Vice President and Chief Financial Officer on July 1, 2005.
(3)	Mr. Kuhn resigned as Vice President and Chief Financial Officer on December 2, 2004.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options during the year ended March 31, 2005 to the executive officers. All of these options were granted with an exercise price equal to or exceeding the fair market value of the Common Stock on the date of grant.

	Individual Grants
Name	Number of Shares Underlying Options Granted	Percent Of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
					5%	10%
Marc A. Cohen	—	—	—	—	—	—
Alain J. Cohen	—	—	—	—	—	—
Mel F. Wesley	10,000	3.01	$11.56	7/8/2014	$72,700	$184,237
Joseph W. Kuhn	—	—	—	—	—	—

(1)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

Aggregated Fiscal Year-End Option Values

The table below sets forth information concerning the number and value of unexercised stock options held by each of the executive officers on March 31, 2005. None of the executive officers exercised stock options during the year ended March 31, 2005.

	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Marc A. Cohen	175,000	98,000	$62,750	$62,750
Alain J. Cohen	75,000	—	—	—
Mel F. Wesley	—	10,000	—	—
Joseph W. Kuhn	—	—	—	—

(1)	The value of unexercised in-the-money options is based upon the difference between the last sales price the Common Stock on March 31, 2005 ($8.36), as reported on the NASDAQ National Market, less the exercise price per share of $5.85.

Agreements with Executives

Marc Cohen and Alain Cohen each entered into a non-compete agreement with the Company on September 30, 1997. Under the agreements, Marc Cohen and Alain Cohen each agreed not to compete with the Company during the term of his employment and, in the event that his employment with the Company is terminated either at his voluntary election or by the Company for good cause, for a period of 12 months thereafter. In addition, Marc Cohen and Alain Cohen each agreed not to solicit the Company’s employees or customers on behalf of any competitor during the same period. Also, Marc Cohen and Alain Cohen each agreed to protect the Company’s confidential information during his employment, except as appropriate in the performance of his duties, and after the termination of his employment.

The Company has also entered into a nondisclosure, non-compete, nonsolicitation and ownership of inventions agreement with Mr. Wesley, under which he has agreed to protect the Company’s confidential information during and after the termination of his employment, and not to compete with the Company during the term of his employment and for 12 months after termination of his employment.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of March 31, 2005:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(1)
Equity compensation plans approved by security holders	3,572,820	$10.10	2,514,425	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	3,572,820	$10.10	2,514,425

(1)	In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2005, all of the remaining 2,164,685 shares under the Company’s Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”) may instead be issued in the form of restricted stock, stock appreciation rights or other stock-based awards.

(2)	Includes 289,740 shares issuable under the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”), including shares issuable in connection with the current offering period which ended on June 30, 2005. Also includes 2,164,685 shares issuable under the 2000 Plan. Under the 2000 Plan, the number of shares available for issuance automatically increases on the first trading day of each calendar year by an amount equal to 3% of the shares of Common Stock outstanding on the last trading day of the preceding calendar year, not to exceed an annual increase of 1,500,000 shares, or a lessor amount determined by the Board. The Board did not approve any increase in shares for issuance on the first trading day of calendar year 2005.

Report of the Compensation Committee on Executive Compensation

This report addresses the compensation policies of the Company applicable to its executive officers during fiscal 2005. The Compensation Committee of the Board of Directors, which is composed of two non-employee directors, administers the Company’s executive compensation program. The Compensation Committee is responsible for determining the compensation package of each executive officer, including the Chief Executive Officer.

Executive Compensation Philosophy

The goals of the Board of Directors and the Compensation Committee with respect to executive compensation are to align compensation with business objectives and performance, to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company, and to establish an appropriate relationship between executive compensation and the creation of long-term stockholder value. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, cash bonus and stock options.

The Board of Directors and the Compensation Committee also believe that the compensation of the Chief Executive Officer and the Company’s other executive officers should be based to a substantial extent on the Company’s performance and adjusted, as appropriate, based on such executive officer’s performance against personal performance objectives. Generally, when establishing salaries, bonus levels and stock option awards for executive officers, the Compensation Committee considers: (i) the Company’s financial performance during the past year and recent quarters, (ii) the individual’s performance during the past year and recent quarters and (iii) the salaries of executive officers in similar positions of companies of comparable size and capitalization and other companies within the network management software industry.

Compensation Components

The three major components of the Company’s executive officer compensation are (i) base salary, (ii) annual incentive awards in the form of cash bonuses and (iii) long-term, equity-based incentive awards.

Base Salary.  The Compensation Committee meets periodically to set the base salary levels of the Company’s executive officers. Effective January 2004, the Compensation Committee increased Marc Cohen’s base salary to $250,000. The Compensation Committee also increased the base salary of the Company’s other executive officer effective January 2004. The Compensation Committee did not increase the base salaries of the Company’s executive officers during fiscal 2005. When reviewing base salaries, the Compensation Committee considered individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other software companies in the Company’s industry and anticipates reviewing compensation packages at least annually.

Cash Bonus.  The Company’s cash bonus program is designed to motivate executives to work effectively to achieve the Company’s financial performance objectives and to reward them when objectives are met. Under the cash bonus program, the executive officers receive annual bonuses within the framework of the bonus plans approved by the Compensation Committee for each executive. In accordance with the cash bonus program, the Company awarded cash bonuses for the year ended March 31, 2005 in the aggregate of $62,000 to its executive officers.

Long-Term Incentive Compensation.  The Company’s Amended and Restated 2000 Stock Incentive Plan has been established to provide all employees of the Company, including executive officers, with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. The Compensation Committee strongly believes that a primary goal of the compensation program is to provide key employees who have significant responsibility for the management, growth and future success of the Company with the opportunity to participate in the financial gain from price increases in the Common Stock. Executives are eligible to receive stock options giving them the right to purchase shares of Common Stock of the Company in the future at a price equal to the fair market value at the date of grant. Unless the Board of Directors, the Compensation Committee or the Chief Executive Officer provides otherwise, option grants to all executives, including the Chief Executive Officer, are exercisable as to one-fourth of the underlying shares on each of the first, second, third and fourth anniversaries of the grant date. Annual grants to executives other than the Chief Executive Officer are considered and approved by the Compensation Committee based upon recommendations made by the Chief Executive Officer at the end of each year based upon (i) the individual executive’s performance during that year and (ii) market data relating to option grants to individuals occupying similar positions at comparably situated companies.

During fiscal 2005, the Company granted an option to purchase an aggregate of 10,000 shares of Common Stock to Mel F. Wesley. The option was granted on July 9, 2004 prior to Mr. Wesley’s appointment as acting Chief Financial Officer on December 6, 2004. The option vests as to 2,500 shares on each of June 21, 2005, 2006, 2007, and 2008. The Company did not grant options to any other executive officers during fiscal 2005.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company’s chief executive officer and four other most highly compensated officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the Compensation Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

By the Compensation Committee of the Board of Directors.

Steven G. Finn, PhD

William F. Stasior

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Dr. Finn and Mr. Stasior. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed the Company’s audited financial statements for fiscal 2005 and discussed these financial statements with the Company’s management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Deloitte & Touche LLP, the Company’s independent auditors.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees). The Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of the other, non-audit related services to the Company which are referred to under the heading “Independent Auditor Fees and Related Matters” is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005.

By the Audit Committee of the Board of Directors.

Steven G. Finn, PhD

Ronald W. Kaiser

William F. Stasior

Comparative Stock Performance

The graph below compares the cumulative total stockholder return on the Common Stock of the Company from August 2, 2000 (the first trading date following the Company’s initial public offering) to March 31, 2005 with the cumulative total return of (i) the NASDAQ National Market and (ii) the NASDAQ Computer & Data Processing Index. The graph assumes the investment of $100.00 on August 2, 2000 in the Company’s Common Stock, the NASDAQ National Market, and the NASDAQ Computer & Data Processing Index, and in each case assumes that any dividends are reinvested.

COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN*

AMONG OPNET TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$100 invested on 8/2/00 in stock or in index—including reinvestment of dividends. Fiscal year ending March 31.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year. Although stockholder approval of the Audit Committee’s appointment of Deloitte & Touche is not required, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its appointment of Deloitte & Touche. Deloitte & Touche served as the Company’s independent auditors for the years ended March 31, 2005 (“fiscal 2005”) and 2004 (“fiscal 2004”).

Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Auditor Fees and Related Matters

Audit Fees

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) billed the Company aggregate fees of approximately $1,123,000 and $462,000 in fiscal 2005 and fiscal 2004, respectively, for professional services rendered for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, international statutory audits, and other fees related to the Company’s SEC filings and other accounting consultations.

Audit-Related Fees

Deloitte billed the Company aggregate fees of approximately $110,000 in fiscal 2005 and $20,000 in fiscal 2004 for audit-related services, including audits of the Company’s employee benefit plans.

Tax Fees

Deloitte billed the Company aggregate fees of approximately $388,000 and $88,000 in fiscal 2005 and fiscal 2004, respectively, for tax compliance and tax advisory services. The fees for tax compliance amounted to approximately $131,000 for fiscal 2005 and $60,000 for fiscal 2004, and related to the preparation of the U.S. federal tax returns, tax returns in overseas countries in which the Company does business and various state and local tax returns. The fees for tax advisory services amounted to approximately $257,000 for fiscal 2005 and $28,000 for fiscal 2004, and related to tax examination assistance, tax research and tax planning services in the countries in which the Company does business.

All Other Fees

Deloitte billed the Company aggregate fees of approximately $25,000 in fiscal 2005 for other professional services. Deloitte did not bill the Company fees in fiscal 2004 for other professional services.

The Audit Committee of the Board of Directors has considered whether the provision by Deloitte of the non-audit services listed above is compatible with maintaining Deloitte’s independence.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services, and may be subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy, and the related amounts of fees for services performed. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company and on the representations of the Reporting Persons, the Company believes that during the year ended March 31, 2005 the Reporting Persons complied with all Section 16(a) filing requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

The Company will bear all costs of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. The Company will also request brokers, custodians and fiduciaries to forward the proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

To be considered for inclusion in the proxy statement for the 2006 Annual Meeting, stockholder proposals must be submitted to the Secretary of the Company at its principal executive offices at 7255 Woodmont Avenue, Bethesda, Maryland 20814, no later than the close of business on March 31, 2006.

If a stockholder of the Company wishes to present a proposal directly at the 2006 Annual Meeting, but does not wish to have the proposal considered for inclusion in the proxy statement, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the first anniversary of the 2005 Annual Meeting; provided that, in the event that the date of the 2006 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2005 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2006 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2006 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2006 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders wishing to propose director candidates for consideration by the stockholders at the 2006 annual meeting of stockholders may do so by writing to the Secretary of the Company and providing the information specified in the Company’s Bylaws, including the candidate’s name, address and principal occupation. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with the Bylaws of the Company to the Secretary of the Company received not less than 60 days nor more than 90 days prior to the first anniversary of the 2005 Annual Meeting; provided that, in the event that the date of the 2006 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2005 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2006 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2006 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

By Order of the Board of Directors,

Marc A. Cohen

Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

July 28, 2005

A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2005, CONTAINING CONSOLIDATED FINANCIAL STATEMENTS AND OTHER INFORMATION OF INTEREST TO STOCKHOLDERS, IS AVAILABLE UPON REQUEST WITHOUT CHARGE. PLEASE CONTACT:

Investor Relations

OPNET Technologies, Inc.

7255 Woodmont Avenue

Bethesda, Maryland 20814

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

Audit Committee Charter

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors on September 13, 2004

Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

Structure and Membership

Number. The Audit Committee shall consist of at least three members of the Board of Directors.

Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

Chair. The Board of Directors shall elect the Chair of the Audit Committee.

Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may seek stockholder ratification of the independent auditor it appoints.

Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall meet privately at least once per year with the independent auditor and shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee may delegate authority to one or more designated members of the Committee to preapprove audit services and related expenses.

Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee, the Chief Executive

Officer and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee may request to receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Related-Party Transactions. The Audit Committee shall review all related party transactions (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

Procedures and Administration

Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and may recommend changes to the Board of Directors for approval.

Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out it duties.

ANNUAL MEETING OF STOCKHOLDERS OF

OPNET Technologies, Inc.

September 13, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote FOR the election of the nominees and FOR Proposal 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect the following Class II directors to serve for a term ending upon the 2008 Annual Meeting of Stockholders or until their successors are elected and qualified.

NOMINEES:

Alain J. Cohen

Steven G. Finn

FOR ALL NOMINEES

WITHHOLD AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

2. To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2006

FOR

AGAINST

ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

OPNET TECHNOLOGIES, INC.

Proxy for the Annual Meeting of Stockholders to be held Tuesday, September 13, 2005

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned, having received notice of the meeting and the Board of Director’s proxy statement therefore, and revoking all prior proxies, hereby appoints Alain J. Cohen, Marc A. Cohen, Mel F. Wesley, and Dennis R. McCoy, and each of them, with full power of substitution, as proxies to represent and to vote, as designated herein, all shares of stock of OPNET Technologies, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the principal executive office of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Tuesday, September 13, 2005, at 10:00 a.m., local time, and at any adjournment thereof (the “Meeting”). The matters set forth below have been proposed by the Company.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the director nominees and FOR Proposal 2. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall vote in person at the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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